UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2005 (June 10, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118

(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Based on its annual review of director compensation, on June 10, 2005, Chesapeake Energy Corporation’s Board of Directors approved the annual compensation of its non-employee directors effective July 1, 2005 as follows: (1) $25,000 annual retainer to be paid in quarterly installments on the first business day of each calendar quarter; (2) $10,000 and $2,500 payable for each board meeting attended in person and telephonically, respectively, not to exceed $60,000 per year for board meetings attended; and (3) 12,500 restricted shares of Chesapeake’s common stock to be issued on the first business day in July of each year. One-quarter (1/4) of each restricted stock award will vest immediately upon award with the remaining three-quarters (3/4) of the award to vest ratably over the next three years following the date of the award.

In addition, on June 10, 2005, the Compensation Committee of the Board of Directors set the annual base salaries of, and awarded cash bonuses to, Chesapeake’s named executive officers, effective July 1, 2005. The new base salaries and the cash bonuses, respectively, are as follows: Aubrey K. McClendon $950,000 and $625,000; Tom L. Ward $950,000 and $625,000; Marcus C. Rowland $575,000 and $350,000; Martha A. Burger $480,000 and $250,000; and Michael A. Johnson $360,000 and $140,000.

On June 10, 2005, at the Company’s annual meeting of shareholders, the Company’s shareholders voted to adopt the Long Term Incentive Plan (the “LTIP”) and the Founder Well Participation Program (the "FWP Program"). The LTIP and the FWP Program appear as Exhibit A and Exhibit B, respectively, to the definitive proxy statement for the meeting, which was filed with the Securities and Exchange Commission on April 29, 2005. The description of the LTIP under the caption "Plan Features" on pages 8-12 of the proxy statement, a part of the discussion of Voting Item 2—Proposal to Adopt the Long Term Incentive Plan, is incorporated by reference herein, and the description of the FWP Program under the caption "Program Features" on pages 15-16 of the proxy statement, a part of the discussion of Voting Item 3—Proposal to Approve the Founder Well Participation Program, is incorporated by reference herein.

The shareholders' approval of the LTIP included approval of outstanding options to purchase an aggregate of 200,000 shares of common stock granted under the LTIP to the Company's non-employee directors on October 1, 2004, January 3, 2005 and April 1, 2005. The terms of the options are described under "Burn Rate and New Plan Benefits" on page 12 of the proxy statement and are incorporated herein by reference.

Also on June 10, 2005, the Board of Directors approved amendments to the existing employment agreements between the Company and each of Aubrey K. McClendon, the chairman and chief executive officer, and Tom L. Ward, the president and chief operating officer, and authorized the Company to execute and deliver the Fourth Amended and Restated Employment Agreements with Messrs. McClendon and Ward. Copies of the agreements are filed herewith as Exhibits 10.2.1 and 10.2.2. The amendments effected include the following:

•

The well participation rights have been removed from the employment agreements of Messrs. McClendon and Ward as a result of the adoption of the FWP Program, which contains such rights to the FWP Program.

•	The minimum base salary provided for in the employment agreements has been increased from $800,000 to $950,000.

•

Two changes made with respect to benefits include the elimination of a car allowance and the addition of a requirement for Messrs. McClendon and Ward to reimburse the Company for one half of 50% of the salaries and bonuses of employees who are primarily engaged in providing support services, other than secretarial or general administrative services, to Messrs. McClendon and Ward for their personal and business activities.

•

The term of the amended employment agreements is extended until June 30, 2010; provided that under both the old and new agreements, unless the Company provides notice otherwise, the agreements automatically extend an additional year on every January 31st.

•

Under the amended agreements, the change in control payments payable to Messrs. McClendon and Ward are reduced from five times to three times Base Compensation and the value of certain benefits. The definition of Base Compensation was not changed.

•

The amended employment agreements provide that upon termination of Messrs. McClendon and Ward without cause or upon a change in control all unvested equity consideration held by Messrs. McClendon and Ward will immediately vest and any stock options will remain exercisable until such date as such options would have expired if Messrs. McClendon and Ward had remained continuously employed by the Company. In the event that the Company is unable to comply with these provisions regarding equity compensation, the Company is required to make a lump sum cash payment in lieu of such rights.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

10.1.18

Long Term Incentive Plan. Incorporated herein by reference to Exhibit A to Chesapeake’s definitive proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on April 29, 2005.

10.1.18.1	Form of Non-Employee Director Stock Option Agreement for the Long Term Incentive Plan.

10.1.18.2	Form of Restricted Stock Award Agreement for the Long Term Incentive Plan.

10.1.18.3	Form of Non-Employee Director Restricted Stock Award Agreement for the Long Term Incentive Plan.

10.1.19

Founder Well Participation Program. Incorporated herein by reference to Exhibit B to Chesapeake’s definitive proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on April 29, 2005.

10.2.1	Fourth Amended and Restated Employment Agreement dated as of July 1, 2005, between Aubrey K. McClendon and Chesapeake Energy Corporation.

10.2.2	Fourth Amended and Restated Employment Agreement dated as of July 1, 2005, between Tom L. Ward and Chesapeake Energy Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon

Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:June 15, 2005

EXHIBIT INDEX
Exhibit No.	Document Description

10.1.18

Long Term Incentive Plan. Incorporated herein by reference to Exhibit A to Chesapeake’s definitive proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on April 29, 2005.

10.1.18.1	Form of Non-Employee Director Stock Option Agreement for the Long Term Incentive Plan.

10.1.18.2	Form of Restricted Stock Award Agreement for the Long Term Incentive Plan.

10.1.18.3	Form of Non-Employee Director Restricted Stock Award Agreement for the Long Term Incentive Plan.

10.1.19

Founder Well Participation Program. Incorporated herein by reference to Exhibit B to Chesapeake’s definitive proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on April 29, 2005.

10.2.1	Fourth Amended and Restated Employment Agreement dated as of July 1, 2005, between Aubrey K. McClendon and Chesapeake Energy Corporation.

10.2.2	Fourth Amended and Restated Employment Agreement dated as of July 1, 2005, between Tom L. Ward and Chesapeake Energy Corporation.